                                                                   EXHIBIT 10.36

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                   Agreement



This Agreement ("Agreement") is by and between BuyGolf.com, Inc., a Delaware corporation ("BuyGolf"), with its principal place of business at 1705 S. Coast Highway, Suite D, Laguna Beach, California 92651 and Las Vegas Golf & Tennis, Inc., a Nevada corporation ("LVG") with its principal place of business at 2701 Crimson Canyon Drive, Las Vegas, Nevada 89128.

1.   Purpose

     The purpose of this Agreement is to provide the terms and conditions for the purchase and resale by BuyGolf and LVG of various golf equipment, accessories and related golf merchandise ("Product").

2.   Terms of Sale

     A.   All Product sales will be subject to LVG's then-current [***] as
                                                                   ---
     maintained in its inventory control and point of sale software system ("POS") at the time of purchase ("[***]").
                                        ---

     B. BuyGolf agrees to name LVG as BuyGolf's Primary Distribution Source ("Primary Source"). As Primary Source, LVG will be BuyGolf's first contact and, subject to Product availability, source for [***] BuyGolf's Product
                                                       ---
     needs.

     C. LVG and BuyGolf will work toward the implementation of LVG's Distribution Systems interface ("IMDSI") which provides real-time pricing and availability.

3.   Ordering

     A. BuyGolf will compile, update and provide LVG with Product order information. The Product order information will include the (i) Product type(s) by LVG's department codes, (ii) unit quantity, (iii) LVG SKU number, (iv) BuyGolf's resale price, and (v) correct shipping address. BuyGolf personnel will identify for each Product order, the ship-to destination as either BuyGolf, BuyGolf's customer, or to some other specified third party. LVG will, subject to Product availability, use its best efforts to fill and ship all Product orders placed by BuyGolf within [***] of order receipt.
      ---

     B. For government orders, BuyGolf will compile, update, and provide LVG with the following Product order information: (1) Product type(s) by LVG's department codes, (ii) unit quantity, (iii) end user name and zip code, and
     (iv) government contract number. BuyGolf personnel will identify, for each Product order, the ship-to destination as either BuyGolf, BuyGolf's customer, or to some other specified third party. LVG will, subject to Product availability, use its best efforts to fill and ship all Product orders placed by BuyGolf with [***] of order receipt.
                                    ---
____________________________

     [***] Confidential treatment has been requested for the bracketed portions.
      ---
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

     C. LVG will accept orders, via facsimile, and via LVG and BuyGolf approved electronic ordering methods only from those who identify themselves as BuyGolf personnel and provide the LVG customer number prior to placing the order. LVG will have no obligation to confirm the validity of any order placed or the authority of the person placing an order in this manner. BuyGolf will disclose its LVG customer number only to its personnel with a need to know.

4.   Pricing and Payment Terms

     A.  All Product prices will be at the [***] as shown in LVG's online POS
                                            ---
     system as of the date of order, plus [***] to LVG.
                                           ---

     B.  As LVG's [***] change, LVG's price to BuyGolf shall be adjusted to
                   ---
     reflect such changes. BuyGolf shall have reasonable rights to audit

     LVG's books and records to verify LVG's [***], on reasonable notice,
                                              ---
     and at BuyGolf's sole expense.

     C.  If any manufacturer/publisher has agreed to make [***] to BuyGolf for
                                                           ---
     Products sold by LVG ("[***]") and upon LVG's approval, then LVG shall
                             ---
     pass through such [***] to BuyGolf via a credit memo. [***]
                        ---                                 ---
     opportunities are subject to LVG's available on-hand inventory. LVG shall employ its best efforts to calculate such [***] for sales to
                                                      ---
     BuyGolf, and to pass through any such credits to BuyGolf within [***]
                                                                      ---
     days of LVG's receipt of any such rebate or recognition of any such discount.

     D. LVG will invoice BuyGolf on the first and the sixteenth of each calendar month and all Invoices will be due and payable net [***] from
                                                                  ---
     invoice date.

5.   Fees

     LVG shall receive [***] per order, as and for the cost of its packaging
                        ---
     materials, which costs may be reviewed and adjusted by the parties hereto on a quarterly basis.

6.  Shipping

    A. All orders will be shipped FOB origin, BuyGolf's carrier of choice, with all ground freight charges for Product orders paid by [***]. In the
                                                                ---
    event an authorized BuyGolf representative requests a priority shipping method, BuyGolf agrees to use an LVG authorized carrier and to [***].
                                                                    ---

    B. LVG will ship orders directly to BuyGolf's customers upon BuyGolf's request.

________________________________

[***] Confidential treatment has been requested for the bracketed portions.  The
 ---
confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

7.  Returns

    A. All returns must be accompanied by a valid BuyGolf return authorization ("RA") number. Each return must be packaged separately for each RA and contain only Product specified on that RA.

    B.   Defective Products - In accordance with manufacturers warranties,
         ------------------
    BuyGolf may return to LVG for replacement or credit, any defective Product.

    C.   Unauthorized Returns - Any Product not authorized for return by BuyGolf
         --------------------
    and not prominently marked with the RA number on the shipping carton shall be designated as an Unauthorized Return ("UR"). LVG shall refuse delivery of all UR.

    D.   Mislabeled Returns - Mislabeled Returns ("MR") shall include by way of
         ------------------
    example only, Product returned that as new Product is not in a resalable condition, or Product returned as defective that is not a fact defective. Any MR received by LVG will be assigned a value by LVG in the exercise of its discretion. That Value shall be promptly communicated to BuyGolf in writing, together with the RA number accompanying any such MR Product. BuyGolf shall have the sole responsibility of resolving any such dispute with its customer. Within ninety days of delivery of the advice of value and RA number to BuyGolf, BuyGolf shall advise LVG as to whether to reship the MR Product at BuyGolf's expense or whether BuyGolf will accept the assigned value as a credit on its account with LVG. Absent any instructions from BuyGolf in such ninety (90) days, LVG shall apply a credit to BuyGolf's account for the assigned value, which credit shall be deemed final and LVG shall be free to dispose of the MR Product as LVG deems appropriate. LVG will not be responsible for loss of or damage to MR Product pending said ninety days.

    E.  In the event of return of Product and replacement at BuyGolf's request,

    [***], and shall be entitled to any shipping costs paid by the manufacturer
     ---
    of the Product, if any.


    F. LVG reserves the right to change its return policies as stated herein without notice upon notification from manufacturers or vendors of changes in their returns policies.

8.  Reconciliation

    Both parties mutually agree to reconcile BuyGolf's account every [***].  In
                                                                      ---
    order to allow appropriate credits to be applied, BuyGolf agrees to provide appropriate documentation to LVG and wait [***] from disputed claim before
                                               ---
    debiting LVG for any reason.


9.  Marketing Funds

    LVG will pass through, in the form of a credit memo, [***] provided by
                                                          ---
    vendors for BuyGolf provided BuyGolf provides LVG with the necessary contract authorizing LVG

________________________________

    [***] Confidential treatment has been requested for the bracketed portions.
     ---
     The redacted portion has been omitted and filed separately with Securities and Exchange Commission.

     to deduct the funds from the vendor.  BuyGolf will
     provide marketing claims or Invoice to LVG within [***] of activity along
                                                        ---
     with a copy of the proof of performance if applicable.

10.  Shares of Stock of BuyGolf

     In consideration of the pricing provisions of this Agreement, together with other good and valuable consideration, and upon commencement hereof, BuyGolf shall deliver to LVG a common stock certificate for the number of shares of BuyGolf's common stock equal to [***]% of BuyGolf's authorized
                                                ---
     and issued shares of common stock outstanding on the effective date of this Agreement. So long as LVG holds said shares of BuyGolf's common stock, LVG shall be entitled to designate a person to serve as one member of BuyGolf's board of directors and hereby designates Thomas E. Hurford. BuyGolf shall take all required action to amend its Articles of Incorporation and/or Bylaws to provide adequate assurance that LVG will maintain the right to designate the person to serve as such a member of BuyGolf's board of directors. LVG's right to designate such a director shall terminate upon the termination date of this Agreement, if any.

11.  Terms and Termination

     This Agreement will commence on the date of the last signature set forth below and will continue for one (1) year. Either party may terminate this Agreement without cause by giving sixty (60) days advance written notice to the other party. LVG may terminate this Agreement immediately for cause upon written notice, which notice will include a ten (10) day opportunity to cure.

12.  Confidentiality

     Both parties agree that they will not disclose to third parties Confidential Information, proprietary information and/or trade secrets, to include BuyGolf customer information, of the other which is not in the public domain, without the others' prior written permission.

     A. Confidential Information will only be used by the parties in furtherance of this business relationship.

     B. LVG represents and warrants that it will not use BuyGolf's Confidential Information to solicit or develop business directly with BuyGolf's customers.

13.  Notices

     All notices and other communications relating to this Agreement or its terms will be in writing and mailed via first class United States Postal Service, certified or registered with return receipt requested or via facsimile. All notices so mailed will be deemed received two (2) days after postmark date and facsimiles will be deemed received upon notification of successful transmission.

__________________________

[***] Confidential treatment has been requested for the bracketed portions.  The
 ---
     confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

14.  Entire Agreement

     This Agreement (including any Exhibits and Addenda) constitutes the entire Agreement between the parties regarding the resale of Product, and will cancel terminate and supersede any and all previous agreements, proposals, representations, or statements, whether oral or written. The terms of this Agreement will supersede the terms of any invoice or purchase order issued by either party. Any modifications of this Agreement must be in writing and signed by an authorized representative of each party.

15.  Governing Law

     This Agreement will be deemed made in the State of California and will be governed by and construed in accordance with California laws, excluding its conflicts or choice of law rule or principles which might refer to the law of another jurisdiction. The state and federal courts situated in Orange County, California will have non-exclusive jurisdiction and venue over any dispute or controversy which arises out of this Agreement.

16.  Headings

     This Agreement may be executed in any number of original counterparts, each of which when executed and delivered will be deemed to be an original and all of which taken together will constitute but one and the same instrument. Headings in this Agreement are included for convenience of reference only and will not constitute a part of this Agreement for any other purpose.

This Agreement will become effective as of the last date of signature by the authorized parties below.

BuyGolf.com, Inc.                         Las Vegas Golf & Tennis, Inc.


By:  /s/ Bradford Allen                   By:  /s/ Tom Hurford
     --------------------                      -----------------

Name:  Bradford Allen                     Name:  Tom Hurford
       ------------------                        ---------------

Title:  President/CEO                     Title:  President
        -----------------                         --------------

Date:  5/3/99                             Date:  5/3/99
       ------------------                        ---------------

                            First Amended Agreement

This First Amended Agreement ("Agreement") is made by and between BuyGolf.com, Inc., a Delaware corporation ("BuyGolf"), with its principal place of business at 1705 S. Coast Highway, Suite D, Laguna Beach, California 92651 and Las Vegas Golf & Tennis, Inc., a Nevada corporation ("LVG") with its principal place of business at 2701 Crimson Canyon Drive, Las Vegas, Nevada 89128.

1.   Purpose

     The purpose of this Agreement is to amend the terms and conditions of that certain agreement by and between the parties hereto dated May 3, 1999 for the purchase and resale by BuyGolf and LVG of various golf and tennis equipment, accessories and related merchandise and all other merchandise that LVG sells ("Product"). The foregoing notwithstanding, the term "Product shall not include any proprietary Product bearing LVG's trade names or marks, including by way of example only, Vision Golf(R).

2.   Terms of Sale

     A.   All Product sales will be subject to LVG's then-current [***] as
                                                                   ---
     maintained in its inventory control and point of sale software system ("POS") at the time of purchase ("[***]").
                                        ---

     B. BuyGolf agrees to name LVG as BuyGolf's Primary Distribution Source ("Primary Source"). As Primary Source LVG will be BuyGolf's first contact, subject to Product availability, for [***] BuyGolf's Product needs.
                                           ---

     C. LVG and BuyGolf will work toward the implementation of LVG's Distribution Systems interface ("IMDSI") which provides real-time pricing and availability.

3.   Ordering

     A. BuyGolf will compile, update, and provide LVG with Product order information. The Product order information will include the (i) Product types(s) by LVG's department codes, (ii) unit quantity, (iii) LVG SKU number, (iv) BuyGolf's resale price, and (v) correct shipping address. BuyGolf personnel will identify for each Product order, the ship-to destination as either BuyGolf, BuyGolf's customer, or to some other specified third party. LVG will, subject to Product availability, use its best efforts to fill and ship all Product orders placed by BuyGolf within [***] of order receipt.
      ---

     B. For government orders, BuyGolf will compile, update, and provide LVG with the following Product order information: (i) Product type(s) by LVG's department codes, (ii) unit quantity, (iii) end user name and zip code, and
     (iv) government contract number. BuyGolf personnel will identify, for each Product order, the ship-to destination as either

__________________________

     [***] Confidential treatment has been requested for the bracketed portions.
      ---
     The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Comission.

     BuyGolf, BuyGolf's customer, or to some other specified third party. LVG will, subject to Product availability, use its best efforts to fill and ship all Product orders placed by BuyGolf within [***] of order receipt.

     C. LVG will accept orders, via facsimile, and via LVG and BuyGolf approved electronic ordering methods only from those who identify themselves as BuyGolf personnel and provide the LVG customer number prior to placing the order. LVG will have no obligation to confirm the validity of any order placed or the authority of the person placing an order in this manner. BuyGolf will disclose its LVG customer number only to its personnel with a need to know.

4.   Pricing and Payment Terms

     A. All Product prices will be at the [***] as shown in LVG's online POS
                                           ---
     system as of the date of order, plus [***] to LVG.
                                           ---

     B. As LVG's [***] change, LVG's price to BuyGolf shall be adjusted to
                  ---
     reflect such changes. BuyGolf shall have reasonable rights to audit LVG's books and records to verify LVG's [***], on reasonable notice, and at
                                        ---
     BuyGolf's sole expense.

     C. If any manufacturer/publisher has agreed to make available [***] to
                                                                    ---
     BuyGolf for Products sold by LVG ("[***]") and upon LVG's approval, then
                                         ---
     LVG shall pass through such [***] to BuyGolf via a credit memo. [***]
                                  ---                                 ---
     opportunities are subject to LVG's available on-hand inventory. LVG shall employ its best efforts to calculate such [***] for sales to BuyGolf, and
                                                ---
     to pass through any such credits to BuyGolf within [***] days of LVG's
                                                         ---
     receipt of any such rebate or recognition of any such discount.

     D. LVG will Invoice BuyGolf on the first and the sixteenth of each calendar month and all Invoices will be due and payable net [***] from the invoice
                                                         ---
     date.

     E. Beginning April 1, 2000 all Product prices will be at the [***] as shown
                                                                   ---
     in LVG's on line POS system as of the date of order, plus the following percentage:

     -----------------------------------------------------------------------
                  Annual Sales                            Percentage
                  -------------                           -----------
     -----------------------------------------------------------------------
                      [***]                                  [***]%
                       ---                                    ---
     -----------------------------------------------------------------------
                      [***]                                  [***]%
                       ---                                    ---
     -----------------------------------------------------------------------
                      [***]                                  [***]%
                       ---                                    ---
     -----------------------------------------------------------------------

5.   Shipping

     A. All orders will be shipped FOB origin, BuyGolf's carrier of choice, with all ground freight charges for Product orders paid by [***]. In the event
                                                            ---
     an authorized BuyGolf representative requests a priority shipping method, BuyGolf agrees to use an LVG authorized carrier and to [***].
                                                             ---
________________________

     [***] Confidential treatment has been requested for the bracketed portions.
      ---
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Comission.

     B. LVG will ship orders directly to BuyGolf's customers upon BuyGolf's request.

6.   Returns

     A. All returns must be accompanied by a valid BuyGolf return authorization ("RA") number. Each return must be packaged separately for each RA and contain only Product specified on that RA,


     B. Defective Products - In accordance with manufacturer warranties, BuyGolf
        ------------------
     may return to LVG for replacement or credit, any defective Product.

     C. Unauthorized Returns - Any Product not authorized for return by BuyGolf
        --------------------
     and not prominently marked with the RA number on the shipping carton shall be designated as an Unauthorized Return ("UR"). LVG shall refuse delivery of all UR.

     D. Mislabeled Returns - Mislabeled Returns ("MR") shall include by way of
        ------------------
     example only, Product returned that as new Product is not in a resalable condition, or Product returned as defective that is not in fact defective. Any MR received by LVG will be assigned a value by LVG in the exercise of its discretion. That Value shall be promptly communicated to BuyGolf in writing, together with the RA number accompanying any such MR Product. BuyGolf shall have the sole responsibility of resolving any such dispute with its customer. Within ninety days of delivery of the advice of value and RA number to BuyGolf, BuyGolf shall advise LVG as to whether to reship the MR Product at BuyGolf's expense or whether BuyGolf will accept the assigned value as a credit on its account with LVG. Absent any instructions from BuyGolf in such ninety (90) days, LVG shall apply a credit to BuyGolf's account for the assigned value, which credit shall be deemed final and LVG shall be free to dispose of the MR Product as LVG deems appropriate.

     E. In the event of return of Product and replacement at BuyGolf's request, BuyGolf or its customer shall pay all costs of shipping, and shall be entitled to any shipping costs paid by the manufacturer of the Product, if any.

     F. LVG reserves the right to change its return policies as stated herein without notice upon notification from manufacturers or vendors of changes in their returns polices,

7.   Reconciliation

     Both parties mutually agree to reconcile BuyGolf's account every [***].  In
                                                                       ---
     order to allow appropriate credits to be applied, BuyGolf agrees to provide appropriate documentation to LVG and wait [***] from disputed claim before
                                                ---
     debiting LVG for any reason.


----------------------------------
     [***] Confidential treatment has been requested for the bracketed portions.
      ---
     The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

8.   Marketing Funds

     LVG will pass through, in the form of a credit memo, [***] provided by
                                                           ---
     vendors for BuyGolf provided BuyGolf provides LVG with the necessary contract authorizing LVG to deduct the funds from the vendor. BuyGolf will provide marketing claims or invoice to LVG within [***] of activity along
                                                        ---
     with a copy of the proof of performance if applicable.

9.   Shares of Stock of BuyGolf

     In consideration of the pricing provisions of the original agreement, together with other good and valuable consideration, and upon commencement thereof, BuyGolf has delivered to LVG a common stock certificate for the number of shares of BuyGolf's common stock equal to [***]% of BuyGolf's
                                                          ---
     authorized and issued shares of common stock outstanding on the effective date of the original agreement. So long as LVG holds said shares of BuyGolf's common stock, LVG shall be entitled to designate a person to serve as one member of BuyGolf's board of directors and hereby designates Thomas E. Hurford. BuyGolf shall take all required action to amend its Articles of Incorporation and/or By Laws to provide adequate assurance that LVG will maintain the right to designate the person to serve as such a member of BuyGolf's board of directors. LVG's right to designate such a director shall terminate upon the termination date of the original agreement or upon the sale of BuyGolf's business, or substantially all of it's assets, by merger, stock sale or other means.

10.  Terms and Termination

     This First Amended Agreement shall commence April 1, 2000 and shall be effective until March 31, 2003. All terms and conditions contained in the original agreement dated May 3, 1999 shall continue to be effective up to and including March 31, 2000. LVG may terminate this Agreement immediately in the event of a default in payments, upon written notice to the other party, which notice will include a ten (10) day opportunity to cure. This Agreement shall automatically renew for successive two year periods unless notice is given by a party to the other within ninety (90) days of the expiration of the then current term.

11.  Confidentiality

     Both parties agree that they will not disclose to third parties Confidential information, proprietary information and/or trade secrets, to include BuyGolf customer information, of the other which is not in the public domain, without the others' prior written permission.

     A. Confidential Information will only be used by the parties in furtherance of this business relationship.


-------------------------------
     [***] Confidential treatment has been requested for the bracketed portions.
      ---
     The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

     B. LVG represents and warrants that it will not use BuyGolf's Confidential Information to solicit or develop business directly with BuyGolf's customers.

12.  Notices

     All notices and other communications relating to this Agreement or its terms will be in writing and mailed via first class United States Postal Service, certified or registered with return receipt requested or via facsimile. All notices so mailed will be deemed received two (2) days after postmark date and facsimiles will be deemed received upon notification of successful transmission.

13.  Entire Agreement

     This Agreement (including any Exhibits and Addenda) constitutes the entire Agreement between the parties regarding the resale of Product, and upon the effective date will cancel terminate and supersede any and all previous agreements, proposals, representations, or statements, whether oral or written. The terms of this Agreement will supersede the terms of any invoice or purchase order issued by either party. Any modifications of this Agreement must be in writing and signed by an authorized representative of each party.

14.  Governing Law

     This Agreement will be deemed made in the State of California and will be governed by and construed in accordance with California laws, excluding its conflicts or choice of law rule or principles which might refer to the law of another jurisdiction. The state and federal courts situated in Orange County, California will have non-exclusive jurisdiction and venue over any dispute or controversy, which arise out of this Agreement,

15.  Headings

     This Agreement may be executed in any number of original counterparts, each of which when executed and delivered will be deemed to be an original and all of which taken together will constitute but one and the same instrument. Headings in this Agreement are included for convenience of reference only and will not constitute a part of this Agreement for any other purpose.

16.  Assignment

     This Agreement may not be assigned by either party without the prior written consent of the other party, provided, however, either party may assign this Agreement without such consent to (i) any person or entity that acquires its business, or substantially all of its assets, by merger, stock sale, or other means or, (ii) to a subsidiary or an affiliate which is at least 50% owned and controlled by assignor. This Agreement will be binding on and inure to the benefit of BuyGolf and LVG and their respective permitted successors and permitted assigns.

17.  Exclusivity and Non-compete

     LVG expressly warrants and agrees, during the term of this agreement, not to provide fulfillment services to any persons or entities conducting business on the internet (or conducting e-commerce) except for BuyGolf and its affiliates or assigns. Further, LVG expressly warrants and agrees that it will not, during the term of this Agreement, become an internet competitor to BuyGolf, meaning LVG will not, directly or indirectly, offer any of its Products for sale via the internet. The foregoing notwithstanding, LVG shall only be entitled to sell proprietary Product bearing LVG's trade name or marks, including by way of example only, Vision Golf(R), to an internet retail enterprise that is licensed to use the LVG trade name or marks in an internet retail enterprise.

This Agreement will become effective as of April 1, 2000.

BuyGolf.com, Inc.                                 Las Vegas Golf & Tennis, Inc.


By:  /s/ Bradford Allen                           By:  /s/ Tom Hurford
   ------------------------------                    -------------------------
Name:  Bradford Allen                             Name:  Tom Hurford
     ----------------------------                      -----------------------
Title:  President/CEO                             Title:  President
      ---------------------------                       ----------------------
Date:  9/11/99                                    Date:  9/10/99
     ----------------------------                      -----------------------